UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

PIERIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37471	30-0784346
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Franklin Street, 26th Floor	02110
Boston, MA
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 857-246-8998
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIRS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the annual meeting of stockholders of Pieris Pharmaceuticals, Inc. (the “Company”) held on June 21, 2023 (the “Annual Meeting”), the Company’s stockholders approved each of the (i) amendment to the Company’s 2020 Employee, Director and Consultant Equity Incentive Plan (the “2020 EIP”) to add 6,000,000 shares for issuance under the 2020 EIP and (ii) the 2023 Employee Stock Purchase Plan (the "2023 ESPP"). The amendment to the 2020 EIP and the 2023 ESPP were previously approved and adopted by the Board of Directors of the Company on March 22, 2023, subject to stockholder approval, and became effective upon the receipt of stockholder approval at the Annual Meeting.

A description of the terms and conditions of the 2020 EIP, as amended is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”) under the heading “Approval of the Amendment to the 2020 Employee, Director and Consultant Equity Incentive Plan, As Amended (Proposal 2)” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the 2020 EIP, as amended, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A description of the terms and conditions of the 2023 ESPP is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”) under the heading “Approval of the 2023 Employee Stock Purchase Plan (Proposal 3)" and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the 2023 ESPP, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On June 21, 2023, the Company held the Annual Meeting. Of the 74,519,103 shares of common stock of the Company issued and outstanding and eligible to vote as of the record date of April 24, 2023, a quorum of 44,843,803 shares of common stock, or 60.17% of the outstanding shares, were present in person or by proxy.

(b) At the Annual Meeting, the stockholders: (1) elected each of Stephen S. Yoder, Michael Richman, and Matthew L. Sherman, M.D. to the Company’s Board of Directors as Class III directors, each to serve for a three-year term expiring at the 2026 annual meeting of stockholders (“Election of Directors”); (2) approved an amendment to the 2020 EIP (the “2020 EIP Amendment Approval”); (3) approved the 2023 ESPP  (4) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Auditor Ratification”); and (4) approved, on a non-binding basis, the compensation of named executive officers (“Say on Pay”). A more complete description of each of these matters is set forth in the Proxy Statement.

The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker non-votes on each of the foregoing matters are set forth below.

1. Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Stephen S. Yoder	25,191,766	420,613	19,231,424
Michael Richman	23,534,942	2,077,437	19,231,424
Matthew L. Sherman, M.D.	25,191,653	420,726	19,231,424

2. 2020 EIP Amendment Approval

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
18,811,753	6,306,669	493,957	19,231,424

3. 2023 ESPP Approval

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
19,672,797	410,705	5,528,877	19,231,424

4. Auditor Ratification

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
44,353,310	96,301	394,192	-

5. Say on Pay

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
17,227,404	2,828,509	5,556,466	19,231,424

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Pieris Pharmaceutical, Inc. 2020 Employee, Director and Consultant Equity Incentive Plan, as Amended.
10.2	Pieris Pharmaceutical, Inc. 2023 Employee Stock Purchase Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIERIS PHARMACEUTICALS, INC.

Dated: June 26, 2023	/s/ Tom Bures
Tom Bures
Chief Financial Officer